Exhibit A Pg . 1 of 7	

File No. 022221/106 No. [illegible]

GUYANA

LEASE OF STATE LANDS FOR AGRO-FORESTRY AND AGRICULTURAL DEVELOPMENT PURPOSES

Issued under Section 3(b) of the State Lands Act, Chapter 62:01

I, **BHARRAT JAGDEO**

President of the Cooperative Republic of Guyana

In the name and on behalf of the State of Guyana; hereinafter called the "Lessor" which term whenever the context permits or requires shall be deemed to include the successor or successor or successors in the said Office and the person for the time being performing the functions of the said Office, do hereby in consideration of the covenants, provisions and rents hereinafter reserved, and subject to the State Land Act, Chapter 62:01, and the State Lands Regulations made thereunder lease unto:

— GEORGIA CARIBBEAN INTERNATIONAL —

herein termed the "Lessee", which term shall be deemed to include the their heirs, executors, administrators, representative and assigns and the said:

— GEORGIA CARIBBEAN INTERNATIONAL —

do hereby take on lease the piece or parcel of State Land situate **in the Kimbia Savannahs, Right Bank Berbice River.**

in the County of **Berbice** , Guyana and more fully described as follows:

— Tract 'K'
Being a portion of State Land
Situate on a part of the Kimbia Catchment Area
Right Bank Berbice River. —

containing — **14,800 acres** — as shown on — **GLSC Plan No. 31533** —

by — **J.F. Rutherford** — **Sworn Land Surveyor,** — dated

the — **28th** — day of — **August, Two Thousand and — One** —

hereto attached a duplicate of which — **Plan** —, together with a duplicate of this lease, are on record in the Office of the Lands and Surveys Commission, Georgetown, Demerara.

TO HOLD said premises for **AGRO-FORESTRY AND AGRICULTURAL DEVELOPMENT PURPOSES** for **fifty (50)** years commencing from **2001-01-01** upon the following terms and conditions:

Rent. **1.** (1) Subject as hereinafter provided, the Lessee shall pay to the Commission an annual rent for the land hereby leased as follows:

years;

The rental formula being subject to review as appropriate, but no earlier than five years from the approval date:

(a) Georgia Caribbean International being leased the aforementioned tract as defined in Schedule 1 for Agro-forestry and Agricultural Development in accordance with special terms and conditions as set out hereunder:

(i) a detailed project implementation plan which will set out a timetable for development of the project in a phased manner and form part of the lease agreement being prepared by Georgia Caribbean International (GCI);

(ii) the lease being subject to review, should GCI fail to achieve a reasonable level of progress in accordance with their proposed development plans and in the absence of extenuating circumstances. The Government of Guyana reserves the option of reducing the approved acreage or rescinding the lease, under such circumstances, if justification so dictates;

(iii) the lease being valid for a period of fifty (50) years with effect from the date of execution;

(iv) at least 30% of the cultivable area leased being cultivated and beneficially occupied by the lessee within three years from the date of commencement of the lease;

(v) only those tracts of land with grass or scrub vegetation, generally classified as "brown sands" being developed by the lessee;

(vi) lands under heavy forest and reserves bordering creeks and watersheds being left in a pristine state;

(vii) environmentally sound farming practices, such as strip cropping, crop/pasture rotations, cover cropping, green manuring, contour farming, minimum tillage and other soil conservation techniques being adopted by the lessee;

(viii) the lessee working towards an equitable land use plan for the leased area in which at least 67% of the cultivable area would

eventually be devoted to long term sustainable production systems, for example, pastures, tree crops and/or other permanent ground cover.

Beneficial Occupation. **2.** (1) The Lessee shall within one year from the date of the commencement of this lease cultivate and beneficially occupy at least one-fifth part of the area of the land hereby leased and shall thereafter annually increase the cultivated and beneficially occupied area by not less than one-tenth part of the area of the land hereby leased until at the end of five years he shall have not less than one half part of the area of the land hereby leased, cultivated and beneficially occupied, and shall be bound at all times during the continuance of this lease to maintain the said cultivation in good order and in a husbandlike manner to the reasonable satisfaction of the Commissioner or such other officer as may from time to time be deputed by the Commissioner to inspect such cultivation:

Provided that where the Commissioner is satisfied from the nature of the land or the composition of the soil or for any other cause that the cultivation of any portion of the land hereby leased is impracticable or uneconomical he would deduct the area of such portions from which the Lessee is required to improve and cultivate.

(2) The Lessee shall be bound at all times to:

(a) comply with any directions given by the Lessor for the preparation and submission of plans for the drainage and irrigation of the land hereby leased;

(b) carry out at his own expense to the satisfaction of the Drainage and Irrigation Board all drainage and irrigation works as may from time to time be specified by the said Board.

(3) The Lessee shall be responsible for the upkeep and maintenance of all such works and shall immediately remedy any defect therein to the satisfaction of the Drainage and Irrigation Board. If the Lessee fails to remedy any such defect, it may be remedied by the Commissioner or by the Chief Works Officer or his agent and the cost recovered from the Lessee without prejudice to the liability of the lease to forfeiture under clause 14 hereof in consequence of the Lessee's failure to remedy such defect.

Land management. **3.** The Lessee shall be bound at all times to:

(a) cultivate and maintain in accordance with good agricultural standards and practices, all or any crops that may from time to time be specified by the Lessor;

(b) keep his livestock under proper control and for that purpose may be required to erect and maintain such fences, either by himself or with an adjoining tenant or tenants, as may be necessary;

(c) take all necessary steps to control pests, diseases and weeds on the land;

(d) take all reasonable steps to prevent the pollution or waste, or obstruction of the flow, of water in any river, creek, canal, ditch or irrigation channel.

Boundary paals.

4. The Lessee shall be bound during the continuance of this lease to keep the boundary lines on the land hereby leased clear and open, and to keep the boundary paals thereon visible, in good condition and in their correct positions to the satisfaction of the Commissioner, and to place and maintain on the front of the tract, at or near to each boundary paal, a board on which shall be painted in legible letters and figures the name of the Lessee and the number and date of issue of the lease.

Payments.

5. The Lessee shall bear, pay and discharge:

(a) all exiting and future rates, taxes, assessment and outgoings imposed or charged upon the land hereby leased by any local or other statutory authority or in accordance with the provisions of any legislation;

(b) the cost on a pro rata basis or on such other basis as may, from time to time, be decided upon by the Commission or such local or other statutory authority, the cost of all or any improvement works carried out at public expense or by such local or other statutory authority, and in the event of the failure of the lessee to pay, such amount may be recovered by parate execution or any other process of law.

Subletting.

6. The Lessee may sub-let his interest in the lands comprised in this lease, or any part thereof, in accordance with the provisions of the State Lands Regulations for the time being in force.

Transfer and mortgage

7. The Lessee may transfer or mortgage his interest in the lands comprised in this lease or any part thereof in accordance with the provisions of the State Lands Regulations for the time being in force.

Right of renewal.

8. The Lessee paying the rent and other sums of money hereby reserved and complying with all the terms and conditions herein contained, upon giving three months notice to the Lessor, shall be entitled to a renewal of this lease for a further period of fifty years upon the same terms and conditions, including this condition, at the rent fixed by the President under the provisions of paragraph (2) of clause 1.

Right to subdivide Land on Inheritance.

9. If by any testamentary disposition made by the Lessee or by reason of his death intestate or for any other reason the Lessee's interest in this lease devolves upon two or more persons, the executor or any one or more of the heirs may give to the Commissioner notice in writing requiring him to take such steps as may be necessary to subdivide the land in such parcels as are equivalent to the shares of the heirs in the whole and to transfer in respect of each of the parcels so created the remainder of the leasehold interest under this lease to such of the heirs as is entitled thereto:

> Provided that the Commissioner shall not be required hereunder to subdivide the parcel comprised in this lease into any lot or lots of less than any minimum size prescribed by law or approved by the relevant authority, as the case may be.

Inspection.

10. (1) The Lessee shall allow any officer of the Commission or person duly authorized by the Commission to enter upon the land hereby leased at such time as may be reasonable to inspect the use of the land, boundary lines, notice boards and paals placed thereon, and to do all

things necessary to ascertain whether the Lessee is complying with the conditions under which this lease is held.

(2) The Lessee shall in the month of December each year during the continuance of this lease, submit in writing to the Commissioner a report stating:

(a) the total acreage under cultivation in respect of each crop grown;

(b) the condition of the total acreage not under cultivation and the reasons therefor;

(c) the amount of livestock reared.

(3) On the Lessee failing in any year to submit the aforesaid report, or in the event of the said report being false in any material particular, the Commissioner may carry out an inspection of the land for which the Lessee shall on demand pay to the Commission a sum of fifty dollars in respect of each acre of land hereby leased for such inspection:

Provided that such sum payable by the lessee shall not be less than the actual cost of the inspection.

Resumption of portion of land for public purposes.

11. The Lessor shall have full power and authority at all times during the term of this lease to resume and enter into possession of any part of the land hereby leased which the Lessor may deem necessary to resume for any railway, roadway, canal, power station or transmission line, telecommunications station or antenna, or for any other public purpose, use, utility or convenience, or to sell, lease or otherwise dispose of to any person any part of the said land for any purpose as aforesaid, without paying any compensation in respect of any part so resumed, or sold, leased or otherwise disposed of:

Provided that the land to be so resumed or disposed of shall not exceed one-twentieth part of the land hereby leased:

Provided further that where any part or parts of the land hereby leased is or are disposed of as herein provided this lease shall immediately determine in respect of such part or parts and the rents reserved by this lease shall be proportionately reduced.

Minerals.

12. This lease shall not confer on the Lessee the right to any gold, silver or other metals, minerals, ores, bauxite, rock, gems or precious stones, coal, mineral oil or radio-active minerals in or under the land leased, which shall be saved and reserved to the Lessor with the right to enter upon any part or parts of the land (by his servants or agents or by any person authorized by the Lessor in that behalf) to search and mine therefor, subject however to the payment to the Lessee of compensation for any injury or damage to exiting improvements to the land assessed in accordance with the provisions of clause 15 hereof.

Service of notice.

13. For the purposes of this lease any notice shall be deemed to be duly served on the Lessee or the mortgagee, as the case may be, if sent to that person by registered mail or, if service in this manner cannot be made,

by posting a copy of the notice in a conspicuous place on the land hereby leased.

Enforcement of terms and conditions.

14. (1) Where any instalment of the rent payable hereunder is two months or more overdue, the Commissioner may give to the Lessee notice in writing to pay the arrears of rent within two weeks of the date of such notice, and if the lease has been mortgaged in accordance with the requirements of the State Lands Regulations, shall give a similar notice to the mortgagee.

(2) If either the Lessee or the mortgagee complies with a notice given under paragraph (1) the Lessee shall continue to hold the land hereby leased as if no breach of this lease had been committed, but, if neither the Lessee nor the mortgagee complies with the notice, this lease and the land comprised herein and all improvements thereon may be forfeited forthwith.

(3) Where the Lessee has committed any breach of the conditions of Clause 2 and 3, the Commissioner may give to the Lessee notice in writing to remedy the same within such period as may be specified therein and, if the Lessee fails to remedy the breach within such period, this lease and the lands comprised therein and all improvements thereon may be forfeited forthwith.

(4) Where the Lessee has committed any other breach of the conditions of this lease, this lease and the lands comprised herein and all improvements thereon may be forfeited forthwith.

Expiry of lease.

15. On expiry of this lease by effluxion of time or upon surrender or revocation or forfeiture thereof, all buildings or erections and all improvements on the land hereby leased shall belong absolutely to the Lessor:

> Provided that, if the land hereby leased is again leased within one year of the date of expiry, surrender, revocation of forfeiture as aforesaid, the Lessee shall be entitled to receive from the succeeding Lessee the full value of all lawful improvements existing on the Land computed as at the date of such later lease, and the amount of compensation payable in respect of such improvements shall be determined in accordance with the provisions of Regulation 43 of the State Lands Regulations.

Provisions as to waiver.

16. (1) The Commission may exercise the right to enforce any condition of this lease notwithstanding that it may have omitted to exercise that right on any previous occasion.

(2) The receipt by the Commission of any rent or other money payable by the Lessee shall not affect the right of the Lessor to enforce the conditions of this lease in respect of any breach committed by the Lessee, whether or not known to the Commission before such receipt.

Peaceful Enjoyment.

17. The Lessee paying the rent and other sums of money hereby reserved and complying with all the terms and conditions herein contained, shall peacefully hold and enjoy the land hereby leased during the term of this lease without any interference by the Lessor or any person claiming to be lawfully acting under the Lessor.

Exhibit A
Pg . 7 of 7

IN WITNESS whereof the parties hereto have signed these presents at Lands & Surveys Commission in the city of Georgetown on the 17th day of September in the yea[illegible] and in the County of Demerara in Guyana, on the 17th day of [illegible] in the year 2001, in the presence of the undermentioned witnesses:

Commissioner of Lands and Surveys
For the President of Guyana (Lessor)

A.A. Heartwood
Director

Lessee Sig.................... Date..........

W[illegible] to the signature of the Lessee this 17th **day of** September **2001**

1. ....

2. ....

Recorded this 17th **day of** September **2001**

and numbered 11 12354

Commissioner of Lands and Surveys